U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 16, 2006
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrants’ telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01	Entry Into a Material Definitive Agreement
ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
ITEM 9.01	Financial Statements and Exhibits
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 10.1

Item 1.01	Entry Into a Material Definitive Agreement And
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On February 16, 2006, AMB — Servicios Estratégicos, S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable organized under the laws of the United Mexican States, a Mexican subsidiary of AMB Property, L.P., Malacoa Holding PTE. LTD., a private company limited by shares organized under the laws of Singapore, a Singapore subsidiary of AMB Property, L.P., AMB Canada Investments, LLC, a Delaware limited liability company and a subsidiary of AMB Property, L.P., which is Canadian dollar functional, AMB European Investments, LLC, a Delaware limited liability company and a subsidiary of AMB Property, L.P., which is Euro functional, and AMB Property, L.P., acting in its capacity as a Borrower, as Borrowers, and us and AMB Property, L.P., as Guarantors, entered into a third amended and restated revolving credit agreement for a $250 million unsecured revolving credit facility that replaced the then-existing $100 million unsecured revolving credit facility, which was to mature in June 2008. We are the sole general partner of AMB Property, L.P. The third amended and restated credit facility is with Bank of America, N.A., as administrative agent, Banc of America Securities Asia Limited      , as Hong Kong dollars agent, Bank of America, N.A., Singapore Branch, as Singapore dollars agent, The Bank of Nova Scotia, as syndication agent, and Société Générale, as documentation agent.
     The third amended and restated credit facility matures on February 16, 2010 and may be extended at AMB Property, L.P.’s option, for one year, subject to the satisfaction of certain conditions and the payment of an extension fee equal to .15% of the outstanding commitments. We may request a one-time increase of available borrowings up to $350 million by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The rate on the borrowings will generally be LIBOR plus a margin, which is based on the current credit rating of AMB Property, L.P.’s senior unsecured long-term debt, and is currently 60 basis points. In addition, there is an annual facility fee, which is based on the credit rating of AMB Property, L.P.’s senior unsecured long-term debt, and is currently 20 basis points. The third amended and restated credit agreement allows the Borrowers, and any other entity controlled, directly or indirectly, by AMB Property, L.P. or us, which AMB Property, L.P. may select to add as a borrower from time to time, to borrow loans denominated in U.S. dollars, Hong Kong dollars, Singapore dollars, Canadian dollars and Euros and to obtain letters of credit denominated in U.S. dollars, Canadian dollars and Euros, provided that, in the case of borrowings or letters of credit denominated in a currency other than U.S. dollars, such currency is readily available and freely transferable and convertible to U.S. dollars, the Reuters Monitor Money Rates Service reports LIBOR for such currency for the requested interest period (except in the case of Canadian dollars) and AMB Property, L.P., has an investment grade credit rating from both S&P and Moody’s. The third amended and restated credit agreement contains customary and other affirmative covenants, including financial reporting requirements and maintenance of specified financial ratios by AMB Property, L.P., and negative covenants, including limitations on the incurrence of liens and limitations on mergers or consolidations. In addition, the third amended and restated credit agreement includes customary events of default (including, without limitation, a non-payment under the loan, a breach of warranties and representations in any material respect or non-compliance with covenants by the Borrowers and Guarantors), as well as certain other additional events of default (including, without limitation, a change in the majority of board of directors of AMB Property Corporation during any 12-month period or the acquisition by a person or group of 30% or more of the common stock of AMB Property Corporation), each of which, if not cured within the time period, if any, specified in the third amended and restated credit agreement would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders may elect to accelerate the outstanding principal and accrued and unpaid interest under the third amended and restated credit facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the occurrence of certain other events of default, including, without limitation, and as described more fully in the third amended and restated credit agreement, the commencement of any voluntary or involuntary proceeding seeking liquidation, reorganization or other relief of the debts of any Borrower or Guarantor under any bankruptcy, insolvency or other similar law, or any Borrower or Guarantor seeks at any time to repudiate its obligations under the third amended and restated credit agreement or any related document.
     A copy of the third amended and restated credit agreement is attached hereto as Exhibit 10.1 and is incorporated into this current report by reference.
Item 9.01      Financial Statements and Exhibits.
          (c)       Exhibits.

10.1	Third Amended and Restated Revolving Credit Agreement, dated as of February 16, 2006, by and among the qualified borrowers listed on the signature pages thereto, AMB Property, L.P. as a qualified borrower and guarantor, AMB Property Corporation, as guarantor, the banks listed on the signature pages thereto, Bank of America, N.A., as administrative agent, The Bank of Nova Scotia, as syndication agent, Société Générale, as documentation agent, Banc of America Securities Asia Limited, as Hong Kong dollars agent, Bank of America, N.A., acting by its Canada branch, as reference bank, Bank of America, Singapore branch, as Singapore dollars agent, and each of the other lending institutions that becomes a lender thereunder.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: February 22, 2006	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Third Amended and Restated Revolving Credit Agreement, dated as of February 16, 2006, by and among the qualified borrowers listed on the signature pages thereto, AMB Property, L.P. as a qualified borrower and guarantor, AMB Property Corporation, as guarantor, the banks listed on the signature pages thereto, Bank of America, N.A., as administrative agent, The Bank of Nova Scotia, as syndication agent, Société Générale, as documentation agent, Banc of America Securities Asia Limited, as Hong Kong dollars agent, Bank of America, N.A., acting by its Canada branch, as reference bank, Bank of America, Singapore branch, as Singapore dollars agent, and each of the other lending institutions that becomes a lender thereunder.